Blue Creek Transformational Strategic Investment with Unparalleled Return Profile February 2020

Forward Looking Statements Main accents 0 0 121 255 55 96 0 229 100 156 0 229 These slides contain, and the Company’s officers and representatives may from time to time make, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in these slides that 238 236 244 address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements and are based on 242 241 242 234 249 241 current market conditions and are therefore subject to change, including demand for metallurgical coal, High-Vol A metallurgical coal or otherwise, and projected or expected results or returns from the development of Blue Creek, including expected production levels, expected cost position, expected mine life, projected internal rate of return, projected net present value and projected payback. Forward looking statements by their nature address matters that are, to different degrees, uncertain and depend upon important HEADING TXT estimates and assumptions concerning our financial and operating results. No representations or warranties are made by us as to the accuracy of any such forward-looking HEADING UNDERLINE statements. The inclusion of this information should not be regarded as an indication that we consider it to be necessarily predictive of actual future results. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “project,” “target,” “foresee,” “should,” “would,” “could,” “potential,” or “outlook,” “guidance” or other similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward- ed 2 accent looking statements represent management’s good faith expectations, projections, guidance or beliefs concerning future events, and it is possible that the results described in these 91 113 255 slides will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, that could 181 201 245 255 255 245 cause actual results to differ materially from the results discussed in the forward-looking statements, including, without limitation, fluctuations or changes in the pricing or demand for the Company’s coal (or met coal generally) by the global steel industry; federal and state tax legislation; changes in interpretation or assumptions and/or updated regulatory guidance regarding the Tax Cuts and Jobs Act of 2017; legislation and regulations relating to the Clean Air Act and other environmental initiatives; regulatory requirements 1ed accent associated with federal, state and local regulatory agencies, and such agencies’ authority to order temporary or permanent closure of the Company’s mines or temporary or permanent suspension of the Blue Creek Project; operational, logistical, geological, permit, license, labor and weather-related factors, including equipment, permitting, site access, 252 251 253 252 252 252 operational risks and new technologies related to mining; inaccuracies in the Company’s estimates of its met coal reserves; significant cost increases and fluctuations, and delay in 251 254 252 the delivery of raw materials, mining equipment and purchased components; competition and foreign currency fluctuations; fluctuations in the amount of cash the Company generates from operations; the Company’s ability to comply with covenants in its ABL Facility or indenture relating to its senior secured notes; adequate liquidity and the cost, availability and access to capital and financial markets; failure to obtain or renew surety bonds on acceptable terms, which could affect the Company’s ability to secure reclamation and coal lease obligations; costs associated with litigation, including claims not yet asserted; and other factors described in the Company’s Form 10-K for the year ended December 31, 2019 and other reports filed from time to time with the Securities and Exchange Commission (the “SEC”), which could cause the Company’s actual results from the development of Blue Creek to differ materially from those contained in any forward-looking statement. The Company’s filings with the SEC are available on its website at www.warriormetcoal.com and on the SEC's website at www.sec.gov. Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. Non-GAAP Financial Measures This presentation contains certain Non-GAAP financial measures that are used by the Company’s management when evaluating results of operations and cash flows. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. The definition of these Non-GAAP financial measures and detailed reconciliations of these Non-GAAP financial measures to comparable GAAP financial measures can be found in the Appendix and the Company’s filings with the SEC. 2

Blue Creek Provides High-Return Growth Opportunity via World-Class Asset¹ Main accents 0 0 121 255 55 96 0 229 100 156 0 229 238 236 244 242 241 242 1 One of the Last Remaining Large-Scale (4.3 Mst p.a.), Untapped Premium HVA Mines in the U.S. 234 249 241  HEADING TXT HEADING UNDERLINE 2 Increases Production Capacity by ~54% and Adds ~50 Years of Expected Production²  2ed accent 91 113 255 181 201 245 3 Projected to Create Significant Stockholder Value with >$1.0B NPV (>$20.00/sh) and ~30% IRR 255 255 245  1ed accent 4 First Quartile Cash Cost Position Projected to Drive Industry Leading EBITDA Margins of >50% 252 251 253 252 252 252  251 254 252 5 Enhances Warrior’s Unique Value Proposition as a Strategic Supplier to Global Steel Industry  6 Allows Customers to Load 3 Premium Coal Qualities at Single Port from Single Supplier  7 Provides Exposure to Attractive HVA Supply-Demand Fundamentals  8 Warrior’s Strong Financial Position Allows Flexibility and Optionality to Fund Blue Creek  Source: Company information Note: Mst p.a. represents millions of short tons per annum. 1 These returns are based on an assumed metallurgical coal price of $150 per metric tonne and one longwall operation, are for illustrative purposes only and are based on certain assumptions that may change, including due to future developments. See footnote on page 7 for important qualifications. 3 2 Based on average of first 10 years of production capacity of 4.3 Mst p.a.

Warrior Has a Proven Track Record and the Financial Strength to Develop Blue Creek Main accents 0 0 121 255 55 96 0 229 100 156 0 229 Significant Value Creation for Stockholders… 238 236 244 242 241 242 Warrior Has Delivered Since 2016 234 249 241 Total Shareholder Return⁴ 240% Production Growth HEADING TXT  HEADING UNDERLINE  Industry Leading EBITDA Margins (54)% Unparalled FCF Conversion² 2ed accent  167 % Selected Peers⁵ 91 113 255 Outperformed Selected Peers⁵ and Market 181 201 245  56% 255 255 245 Since Warrior IPO S&P 500 1ed accent 252 251 253 252 252 252 251 254 252 …While Maintaining Strong Balance Sheet Pro Forma and Liquidity Position Production Capacity³ 2016 Production6 ~12.3 Mst 2.5 Mst $ 310M As of 2019 FY 2019 Production 8.5 Mst Cash Available Credit Source: Company filings, market data as of January 22, 2020 Note: 1 short ton is equivalent to 0.907185 metric tonnes. Mst p.a. represents millions of short tons per annum. ¹ Adj. EBITDA margin is defined as Adjusted EBITDA divided by total revenue. ² FCF conversion is defined as free cash flow divided by Adjusted EBITDA. ³ Pro forma current production capacity of 8.0 Mst, plus average of first 10 years of production capacity of 4.3 Mst p.a. from Blue Creek. ⁴ Total shareholder return calculated as aggregate share price appreciation plus dividends received since IPO. Warrior has paid three special dividends including $600M ($11.21/share) on November 22, 2017, $350M ($6.53/share) on April 20, 2018 and $230M ($4.41/share) on May 14, 2019. ⁵ Represents average of selected 4 peers including Arch, Alliance, CONSOL, Peabody and Contura. 6 Represents last 9 months of production as of 31-Dec-2016.

Blue Creek Project

Blue Creek is a World-Class Project Main accents 0 0 121 255 55 96 0 229 100 156 0 229 Blue Creek Benefits from Existing 238 236 244 What Makes Blue Creek World-Class? 242 241 242 Infrastructure and Logistics Advantage 234 249 241 ~300 miles from HEADING TXT 4.3 Mst p.a. Production Capacity1 Port of Mobile Large-Scale vs. ~400 miles HEADING UNDERLINE Based on Single Longwall Blue Creek distance for CAPP producers 2ed accent to east coast 91 113 255 ports 181 201 245 255 255 245 Premium Tier 1 HVA with High CSR Product Unmatched Product Quality 1ed accent 4 North 252 251 253 252 252 252 251 254 252 st 7 Mine ALABAMA Low Cost 1 Quartile Cash Costs Seaborne Met Coal Cost Curve² 4 Mine Warrior ~300 miles Long Life ~50 Year Expected Mine Life Based on 4.3Mst p.a. of Production1 Port of Mobile . Robust and low-cost outbound logistics, with optionality, ensures customers receive their coals on time and in full nd Expandable Double Production via 2 Longwall . Achieves economies of scale with existing operations Supported by 174Mst of Reserves nearby Source: Company information, Clarksons 1 Based on average of first 10 years of production capacity. ² Cost curve information sourced from Clarksons as of December 31, 2018. 6

Blue Creek is a Transformational Strategic Investment For Warrior¹… Main accents 0 0 121 255 55 96 0 229 100 156 0 229 238 236 244 242 241 242 234 249 241 NPV² IRR² Payback⁴ HEADING TXT HEADING UNDERLINE $ 1,039M ~30% 2.3 Years 2ed accent 91 113 255 10% real discount rate, after tax Real, after tax From start of longwall production 181 201 245 255 255 245 1ed accent Construction Capex 252 251 253 252 252 252 251 254 252 $ 550-600M Over 5 year period NPV / sh³ Adj. EBITDA Margin⁵ All-in Cash Cost Per St⁶ $ 20.18 / sh >50% $ 65 - $ 75 10% real discount rate, after tax Based on average of first 10 years of Based on average of first 10 years of production capacity of 4.3 Mst p.a. production capacity of 4.3 Mst p.a. Source: Company information ¹ These returns are based on an assumed metallurgical coal price of $150 per metric tonne and one longwall operation, are for illustrative purposes only and are based on certain assumptions that may change, including due to future developments. ² NPV & IRR calculations are based on 50 years, plus estimates & assumptions that may change based on future developments. IRR calculation is after-tax and unlevered. ³ NPV and NPV per share assume 10% real discount rate, after-tax. NPV per share based on outstanding shares of 51.5M shares as of December 31, 2019. ⁴ Payback calculation based on start of longwall production (2025). Assumes no use of NOL. Assumes 14% cash tax rate, including incentives. ⁵ Adj. EBITDA 7 margin is defined as Adjusted EBITDA divided by total revenue. ⁶ Defined as cash cost of sales plus sustaining capex.

…with Robust Financial Profile Across a Wide Range of Assumed HCC Prices Main accents 0 0 121 255 55 96 0 229 100 156 0 229 238 236 244 HVA Benchmark 242 241 242 Projected Payback¹ IRR² NPV ($M)³ Adj. EBITDA Margin⁴ 234 249 241 Price HEADING TXT HEADING UNDERLINE $ 180 / mt 1.8 Years 36% $ 1,533 62% 2ed accent 91 113 255 181 201 245 255 255 245 $ 160 / mt 2.1 Years 32% $ 1,204 59% 1ed accent 252 251 253 252 252 252 251 254 252 $ 150 / mt 2.3 Years 29% $ 1,039 56% $ 140 / mt 2.5 Years 27% $ 875 54% $ 120 / mt 3.2 Years 22% $ 546 48 % Source: Company information Note: HVA Benchmark prices shown in metric tonnes. ¹ Payback calculation based on start of longwall production (2025). ² NPV & IRR calculations are based on 50 years, plus estimates & assumptions that may change based on future developments. IRR calculation is after-tax and unlevered. See footnote on page 7 for important qualifications. ³ NPV assumes 10% real discount rate, after-tax. Assumes no use of NOL. Assumes 14% cash tax rate, including incentives. ⁴ Adj. EBITDA margin is defined as Adjusted EBITDA divided by total revenue. Based on 8 average of first 10 years of production capacity.

Blue Creek Drives Warrior’s Cash Costs to 1st Quartile Globally… Main accents 0 0 121 255 55 96 0 229 100 156 0 229 238 236 244 st nd rd th 242 241 242 1 Quartile 2 Quartile 3 Quartile 4 Quartile 234 249 241 180 HEADING TXT 160 HEADING UNDERLINE Warrior Warrior $113/st Pro Forma² 140 Current¹ Weight. Avg. ed 2 accent Breakeven 91 113 255 3 181 201 245 Price 255 255 245 120 1ed accent 100 252 251 253 252 252 252 251 254 252 80 60 40 Breakeven Met Coal Benchmark Price ($/st) BenchmarkCoalPrice Met Breakeven 20 0 0 50 100 150 200 250 300 Warrior Australia Russia Canada U.S. All Other Cumulative Production (Mst) Source: Clarksons as of December 31, 2018 and company information Note: Cost Curve shows global breakeven met coal benchmark price as of 2018. Breakeven coal benchmark price represents total company, not individual mines. ¹ Represents year ended December 31, 2019. ² Represents year ended December 31, 2019, plus average of first 10 years of production capacity of 4.3 Mst p.a. from Blue Creek. 3 Represents weighted average global breakeven price by company, weighted by annualized tons sold. 9

… and Enhances its Ability to Serve Customers Main accents 0 0 121 255 55 96 0 229 100 156 0 229 238 236 244 242 241 242 Allows Customers to Load 3 Premium Coal Qualities, at Single Port, from Single Supplier and from a Single Coal Seam 234 249 241 Port Expansion Further Increases Attractiveness to HEADING TXT Enhances Warrior’s Product Mix Customers HEADING UNDERLINE Current¹ 2ed accent  Blue Creek to benefit by Port of Mobile expansion 91 113 255 being undertaken by State of Alabama 181 201 245 25% 255 255 245  Expansion will make the Port of Mobile more 1ed accent attractive to customers, as they will benefit from: 252 251 253 252 252 252 75% 251 254 252  Ability to load larger capesize vessels  Reduced transit times due to channel widening Pro Forma2  Port expansion scheduled to be completed by 2024, ahead of Blue Creek longwall production 17% 35% 48 % Premium Mid-Vol Premium Low-Vol Premium High-Vol A Source: Company information, Alabama State Port Authority ¹ Represents year ended December 31, 2019. ² Represents year ended December 31, 2019, plus average of first 10 years of production capacity of 4.3 Mst p.a. from Blue Creek. 10

Platts AUS Premium Low Vol Index: Penalties & Premia Within Net Value Min-Max ($/mt) Per 1% CSR 60 - 71% $0.90/ mt Blue Creek’s HVA Product is a Premium Coal with Per 1% VM 18 - 27% $0.90/ mt Superior Coking Characteristics Main accents 0 0 121 255 55 96 0 229 100 156 0 229 238 236 244  HVA provides producers with optionality 242 241 242 High High in Coke battery operation 234 249 241 80% Warrior Mine 7 Warrior Mine 4 — Allows customers with older CC HEADING TXT batteries to optimize blends and HEADING UNDERLINE 70% U.S., Australia & Canada Prime HCC’s manage coke battery life, thereby reducing exposure to higher wall Warrior Blue Creek pressure coals 2ed accent Blend Quality Target 60% 91 113 255 — Helps to produce higher quality 181 201 245 255 255 245 U.S. Semi coke, which reduces the BOF fuel U.S. Prime ratios, thus reducing carbon 50% Australia Semi-Hard CC LV - HV’s CC Hard emissions 1ed accent 252 251 253 — Improves overall efficiency and 252 252 252 40% lowers cost 251 254 252 CSR CSR (%)  Market puts a premium on higher quality coking coals due to 30% Australia environmental and pollution concerns Hunter Valley Semi-Soft CC’s Semi — Particularly in developed regions 20% Australia like Europe, which is a key market - Queensland CC Soft for Warrior Semi-Soft CC’s 10%  Asian market increasingly importing U.S. high-vol coals as a result of coking Low Volatile (LV) Mid Volatile (MV) High Volatile (HV) characteristics and to diversify supply 0% 15% 20% 25% 30% 35% 40% Coal Volatile Matter (%) Source: Company Information 11

Seaborne Metallurgical Coal Market

High Vol A Represents Attractive Market for Warrior Main accents 0 0 121 255 55 96 0 229 100 156 0 229 238 236 244 HVA from U.S. Mines Are Facing Reserve Depletion Limited Pipeline of HVA Projects 242 241 242 234 249 241 Significant Mine Closures in CAPP and NAPP Result in Declining Production Blue Creek One of Limited Number of Tier 1 HVA Mines with Longwall HEADING TXT Profile with Only ~32 Years of Mine Life Remaining for Today’s U.S. HVA Production Capabilities Mines1 HEADING UNDERLINE 79 HVA HVA Production 2ed accent Mine Status Quality (estimated Mst p.a.)³ 91 113 255 ) 28% Decline 181 201 245 Leer South Under Development Tier 1 3.3 255 255 245 Mst 56 Blue Creek Proposed Tier 1 4.3 1ed accent 45 Longview Under Development Tier 2 2.8 252 251 253 252 252 252 251 254 252 21 Total 10.4 The Large Majority of HVA Demand is in Warrior’s Target Markets 7 (U.S. HVA Production, Production, HVA (U.S. in North Japan 36 Europe 27 America (2.2 Mst p.a.) (6.8 Mst p.a.) (6.0 Mst p.a.) S. Korea India (3.1 Mst p.a.) (4.0 Mst p.a.) 2008 2018 South America (4.4 Mst p.a.) Active CAPP Active NAPP Closed CAPP/NAPP The Large Majority of HVA Supply Comes from U.S. and Focused on Serving RoW² Domestic Market (3.3 Mst p.a.) Source: Clarksons, IHS Markit, Bloomberg, Company information 1 Calculated as currently producing assets over estimated 2018 production. ² RoW demand comprised of Vietnam, Malaysia and Indonesia. 3 2018 estimated as per IHS Markit for all mines, except for Warrior which is based on average of first 10 years of production capacity. 13

Attractive Long-Term Supply-Demand Fundamentals for Hard Coking Coal Main accents 0 0 121 255 55 96 0 229 100 156 0 229 238 236 244 242 241 242 Blue Creek Commissioning Coincides with an Increase in Projects Needed as a Result of Strong Demand Growth and Depleting Supply 234 249 241 HEADING TXT Strong Demand Growth for HCC from India and RoW Significant New HCC Supply Required to Meet Growing Demand HEADING UNDERLINE (Mmt) CAGR (Mmt) 423 1.4% 2ed accent 91 113 255 Blue Creek’s longwall 181 201 245 300 255 255 245 is expected to be commissioned in 2025 1ed accent 315 250 252 251 253 4.6% 252 252 252 251 254 252 267 200 150 254 100 156 0.2% 50 61 0 2019 2040 2019 2021 2023 2025 2027 2029 2031 2033 2035 2037 2039 India RoW Operating Projects Needed Demand Source: Wood Mackenzie, IHS Markit, Company information Note: Mmt represents millions of metric tonnes. 14

High Vol A Pricing Dynamics Further Enhance Attractiveness to Warrior Main accents 0 0 121 255 55 96 0 229 100 156 0 229 238 236 244 242 241 242 Declining Production Profile of HVA Has Improved Relative Pricing vs. Low Vol Coals 234 249 241 HEADING TXT U.S. High Vol A Price Premium / (Discount) $300 U.S. Low Vol Aus Premium Low Vol HEADING UNDERLINE 6 Month 3% (2)% 2ed accent 1 Year 6% (2)% 91 113 255 2 Years 6% (2)% 181 201 245 255 255 245 $250 3 Years 4% (4)% 5 Years 4% (1)% 1ed accent 7 Years 2% (2)% 252 251 253 252 252 252 251 254 252 $200 ($ Short/ Ton) $150 $ 139 $ 128 $ 122 $100 Jan-17 May-17 Aug-17 Dec-17 Apr-18 Aug-18 Dec-18 Apr-19 Aug-19 Dec-19 U.S. High Vol A U.S. Low Vol Aus Premium Low Vol Source: Platts data as of January 22, 2020 15

Financing Strategy & Capital Allocation

Blue Creek Meets Warrior’s Strict Investment Criteria¹ Main accents 0 0 121 255 55 96 0 229 100 156 0 229 238 236 244 242 241 242 234 249 241 Maximize Stockholder World Class Asset Attractive Financial Returns HEADING TXT    Returns HEADING UNDERLINE 2ed accent . Large-scale, 1st quartile cost, . ~30% IRR on $550-600M of . Expected to deliver significant 91 113 255 181 201 245 organic growth for stockholders 255 255 245 high margin, long-life and capital expenditures expandable through high-return project 1ed accent . >1.0x NPV / Capex under all . Industry leading margin profile 252 251 253 . Premium HCC product that is reasonable HCC prices expected to drive sustainable 252 252 252 251 254 252 complementary to current returns for stockholders across product portfolio . Quick payback period across wide range of HCC prices wide range of HCC prices . Strong cash flow generation . Builds upon Warrior’s proven potential through the cycle . Industry leading EBITDA margins track record of stockholder value of >50% creation with world-class project . Expected to enhance Warrior’s industry leading margin profile and cash flow generation to drive future returns Source: Company information ¹ These returns are based on an assumed metallurgical coal price of $150 per metric tonne and one longwall operation, are for illustrative purposes only and are based on certain assumptions that may change, including due to future developments. See footnote on page 7 for important qualifications. 17

Blue Creek to Enhance Warrior’s Profitability and Cash Flow Generation¹ Main accents 0 0 121 255 55 96 0 229 100 156 0 229 238 236 244 Illustrative Impact to Adj. EBITDA and Adj. EBITDA Margin² Illustrative Impact to Free Cash Flow (FCF)³ 242 241 242 234 249 241 % HEADING TXT 38% 56% 43% Margin HEADING UNDERLINE 63% Growth $ 656 2ed accent 66% Growth $ 794 91 113 255 181 201 245 255 255 245 $ 254 1ed accent $ 315 252 251 253 252 252 252 $ 402 251 254 252 $ 479 (US$ in(US$ millions) in(US$ millions) Warrior Blue Creek Illustrative Pro Forma Warrior Blue Creek Illustrative Pro Forma 2019A $150/mt 2019A $150/mt $178/mt $178/mt Source: Company information Note: Blue Creek represents average of first 10 years of production capacity. Pricing of $178/mt shown in metric tonnes and represents Australian Premium Low Vol Benchmark Index. Pricing of $150/mt shown in metric tonnes and represents HVA Benchmark price. ¹ The illustrative Blue Creek Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow numbers are based on certain assumptions which may change, including due to future developments. ² Adj. EBITDA margin is defined as Adjusted EBITDA divided by total revenue. ³ Free cash 18 flow is defined as net cash provided by operating activities less purchases of property, plant and equipment and mine development costs.

Blue Creek Remains Profitable Through-the-Cycle¹ Main accents 0 0 121 255 55 96 0 229 100 156 0 229 238 236 244 Adj. EBITDA and Adj. EBITDA Margin² Free Cash Flow (FCF)³ 242 241 242 234 249 241% 38% 48% 54% 56% 59% 62% HEADING TXT Margin $ 402 HEADING UNDERLINE $ 479 2ed accent $ 337 91 113 255 181 201 245 $ 418 255 255 245 $ 281 $ 349 $ 254 1ed accent $ 315 $ 226 252 251 253 252 252 252 $ 281 251 254 252 $ 170 $ 213 (US$ in(US$ millions) in(US$ millions) Warrior @HCC @HCC @HCC @HCC @HCC Warrior @HCC @HCC @HCC @HCC @HCC 2019A $120/mt $140/mt $150/mt $160/mt $180/mt 2019A $120/mt $140/mt $150/mt $160/mt $180/mt $178/mt $178/mt Blue Creek Blue Creek Source: Company information Note: Blue Creek represents average of first 10 years of production capacity. Pricing of $178/mt shown in metric tonnes and represents Australian Premium Low Vol Benchmark Index. Blue Creek HCC pricing shown in metric tonnes and represents HVA Benchmark price. ¹ The prices indicated are hypothetical and shown for purposes of the sensitivity analysis; the illustrative Blue Creek Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow numbers are based on certain assumptions which may change, including due to future 19 developments. ² Adj. EBITDA margin is defined as Adjusted EBITDA divided by total revenue. ³ Free cash flow is defined as net cash provided by operating activities less purchases of property, plant and equipment and mine development costs.

Warrior has Significant Flexibility in How it Funds Blue Creek… Main accents 0 0 121 255 55 96 0 229 100 156 0 229 238 236 244 242 241 242 234 249 241  Warrior has a cash balance of $193M Current Cash and total liquidity of $310M HEADING TXT Balance — Warrior’s minimum liquidity ($193M) HEADING UNDERLINE target is $100M $ 600 2ed accent $ 50 91 113 255 181 201 245  Significant portion of capex can be 255 255 245 Equipment Warrior has significant financial financed with equipment leases Leases  Equipment leases benefit from low ed 1 accent ($115M) cost and flexible terms 252 251 253 252 252 252 flexibility and will pursue 251 254 252 $ 550  Warrior has generated ~$1.0B of FCF financing mix that maximizes Organic Cash since IPO (~2.5 year period) (US$millions) in Flow  Expect strong cash flow generation to continue over construction period value to stockholders  Warrior has ability to tap capital markets to raise funds Capital  Investors appreciate distinction Blue Creek Markets Capex between met vs. thermal coal in context of ESG Source: Company filings 20

… and Capex Spend Profile Allows it to be Opportunistic Main accents 0 0 121 255 55 96 0 229 100 156 0 229 2020 2021 2022 2023 2024 2025 Major Project Stages and Milestones Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 238 236 244 242 241 242 Engineering 234 249 241 Permitting Activities HEADING TXT Coal Transportation Activities Overland Conveyor to Raw Coal Stockpile HEADING UNDERLINE Clean Coal Handling Surface Infrastructure / Site Development 2ed accent General Surface Construction (Ponds, Roads, etc.) 91 113 255 181 201 245 Bathhouse and Office Construction 255 255 245 Yard, Warehouse Construction, and Equipment Preparation Plant (Phase 1) and Stockpile Areas 1ed accent Coarse and Fine Refuse Areas 252 251 253 Preparation Plant (Phase 2) 252 252 252 251 254 252 Seam Access Slope Construction Service Shaft and Hoist Entry Development Dewatering / Slope Belt / Magnet Install Return Shaft Mine Development CM Development for 1st Panel Primary Intake Shaft Bleeder Shaft Production Milestones CM Production Begins LW Production Begins Annual Capex Spent (%)¹ 4% 14% 26% 21% 23% 12 % Cumulative Capex Spent (%)¹ 4% 18% 44% 65% 88% 100 % Source: Company information ¹ Percentages based on $600M total construction capex. 21

Warrior Remains Committed to Returning Excess Cash Flows to Stockholders Main accents 0 0 121 255 55 96 0 229 100 156 0 229 238 236 244 Historical Special Dividends Occurred When HCC >$193/mt 242 241 242 234 249 241 Avg. LTM  Warrior will maintain $0.05/share quarterly HEADING TXT HCC Price $204 $199 $193 dividend during Blue Creek development ($/mt) HEADING UNDERLINE  Warrior will continually evaluate its funding 2ed accent and liquidity needs and remains committed $ 600 91 113 255 181 201 245 to returning any excess cash flow to 255 255 245 stockholders through special dividends and for stock repurchases 1ed accent 252 251 253 252 252 252  Excess cash flows will be dependent on 251 254 252 HCC price $ 350 — Historical special dividends have occurred when HCC is above $193/mt $ 230 (US$ in millions) in (US$ Apr-2019 Apr-2018 Nov-2017 Source: Company filings, Platts Note: Avg. LTM HCC Price represents last twelve months pricing of Australian Premium Low-Vol Benchmark Index. 22

Blue Creek Provides High-Return Growth Opportunity via World-Class Asset¹ Main accents 0 0 121 255 55 96 0 229 100 156 0 229 Key Takeaways 238 236 244 242 241 242 234 249 241 1 One of the Last Remaining Large-Scale (4.3 Mst p.a.), Untapped Premium HVA Mines in the U.S.  HEADING TXT HEADING UNDERLINE 2 Increases Production Capacity by ~54% and Adds ~50 Years of Expected Production²  2ed accent 91 113 255 181 201 245 255 255 245 3 Projected to Create Significant Stockholder Value with >$1.0B NPV (>$20.00/sh) and ~30% IRR  1ed accent 252 251 253 252 252 252 4 First Quartile Cash Cost Position Projected to Drive Industry Leading EBITDA Margins of >50% 251 254 252  5 Enhances Warrior’s Unique Value Proposition as a Strategic Supplier to Global Steel Industry  6 Allows Customers to Load 3 Premium Coal Qualities at Single Port from Single Supplier  7 Provides Exposure to Attractive HVA Supply-Demand Fundamentals  8 Warrior’s Strong Financial Position Allows Flexibility and Optionality to Fund Blue Creek  Source: Company information Note: Mst p.a. represents millions of short tons per annum. ¹ These returns are based on an assumed metallurgical coal price of $150 per metric tonne and one longwall operation, are for illustrative purposes only and are based on certain assumptions that may change, including due to future developments. See footnote on page 7 for important qualifications. ² Based on average of first 10 years of production capacity of 4.3 Mst p.a. 23

Appendix

Appendix Main accents Non-GAAP Financial Measures 0 0 121 255 55 96 0 229 100 156 229 0 Reconciliation of Adjusted EBITDA to Amounts Reported Under U.S. GAAP 238 236 244 242 241 242 234 249 241 2019A (in thousands) $178/mt HEADING TXT Net income $ 301,699 HEADING UNDERLINE Interest expense, net 29,335 2ed accent Income tax expense 65,417 91 113 255 181 201 245 Depreciation and depletion 97,330 255 255 245 Asset retirement obligation (7,891) 1ed accent Stock compensation expense 5,820 252 251 253 9,756 252 252 252 Loss on early extinguishment of debt 251 254 252 Other income (22,815) Adjusted EBITDA $ 478,651 Total revenues $ 1,268,309 Adjusted EBITDA margin(1) 38% Source: Company information ¹ Adjusted EBITDA margin is defined as Adjusted EBITDA divided by total revenues. 25

Appendix Main accents Non-GAAP Financial Measures 0 0 121 255 55 96 0 229 100 156 229 0 Reconciliation of Free Cash Flow to Amounts Reported Under U.S. GAAP 238 236 244 242 241 242 234 249 241 2019A (in thousands) $178/mt HEADING TXT Net cash provided by operating activities $ 532,814 HEADING UNDERLINE 2ed accent Purchases of property, plant and equipment and mine development costs (130,670) 91 113 255 181 201 245 Free cash flow $ 402,144 255 255 245 1ed accent 252 251 253 252 252 252 251 254 252 Source: Company information 26

Main accents 0 0 121 255 55 96 0 229 100 156 0 229 238 236 244 242 241 242 234 249 241 HEADING TXT HEADING UNDERLINE 2ed accent 91 113 255 181 201 245 255 255 245 1ed accent 252 251 253 252 252 252 251 254 252 Source: Company information 27